      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        WARBURG PINCUS CASH RESERVE FUND

The following information supplements certain information contained in the Prospectus and Statement of Additional Information related to the Fund.

The Board of Directors of the Fund has recently reviewed and unanimously endorsed a proposal to have Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM"), take full responsibility for the day-to-day portfolio management of the Fund pending shareholder approval (as further discussed below). Until then, that responsibility will continue to be shared with BlackRock Investment Management Corporation, which will also continue to provide certain administration services to the Fund through its affiliate PFPC Inc. The Board believes that shifting full investment authority to CSAM is appropriate in light of the capabilities of CSAM's money market portfolio management group, which have been enhanced significantly since the Fund commenced operations in 1985. The Board has determined that it would be more efficient for the Fund to have only one investment adviser and that that sole adviser be CSAM.

In connection with the foregoing, the Board has approved, among other things, a new Investment Advisory Agreement with CSAM. These changes, if approved by shareholders, will ultimately result in a decrease in the maximum aggregate fees payable by the Fund for investment advice and administration from 0.50% of the Fund's average daily net assets to 0.45% of such assets.

The Board has determined to hold a special meeting of shareholders to consider the approval of the new Investment Advisory Agreement with CSAM which meeting has been scheduled for Friday, January 26, 2001, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting"). Detailed information about the proposal may be found in the Proxy Statement to be sent to Fund shareholders who owned shares of the Fund at the close of business on November 20, 2000. The Proxy Statement, Notice of Special Meeting and the proxy card are expected to be mailed to shareholders on or about December 8, 2000 or as soon as practicable thereafter.

Dated: December 5, 2000                                            WPMMF-16-1200